Other (Income) Expenses	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Other (Income) Expenses

 NOTE 6   OTHER (INCOME) EXPENSES

	2020	2019
Merger and related costs	-	82
Acquisition and integration related costs	60	16
Foreign exchange loss, net of related derivatives	18	42
Earnings of equity-accounted investees	(73)	(66)
Bad debt expense	6	24
COVID-19 related expenses	48	-
Loss on disposal of business	6	-
Net gain on disposal of investment in MOPCO (Note 15)	(250)	-
Other expenses	183	117
	(2)	215